UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   APRIL 12, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                811-02144                                 36-0767530
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        (Commission File Number)               (IRS Employer Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                    10020
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(Address of Principal Executive Offices)                  (Zip Code)


                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

         As previously announced, on April 6, 2005, the Board of Directors of BKF Capital Group, Inc., a Delaware corporation (the "Company"), approved an amendment to the Company's existing Rights Agreement, dated as of June 8, 2001, between the Company and Mellon Investor Services LLC, as the Rights Agent (the "Rights Agreement"). On April 12, 2005, the Company entered into Amendment No. 1 to the Rights Agreement ("Amendment No. 1"). Amendment No. 1 amends the Rights Agreement to permit tender offers for the entire Company, should such an offer be made. Amendment No. 1 exempts from the scope of the Rights Agreement persons who bid for 100% of the Company's outstanding shares to the extent that such person acquires a majority of the Company's shares in such offer.

         In addition, Amendment No. 1 implements a Three Year Independent Director Evaluation provision pursuant to which a committee comprised of independent directors will review the Rights Agreement every three years (or earlier upon receipt of an acquisition proposal) to determine whether the Rights Agreement remains in the best interests of the Company and its stockholders. Following each such review, the TIDE Committee will communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether the Rights Agreement should be modified or the Rights should be redeemed. The TIDE Committee will be comprised of members of the Board of Directors of the Company who are not officers, employees or affiliates of the Company and shall be the Nominating and Corporate Governance Committee of the Company as long as the members of the Nominating and Corporate Governance Committee meet such requirements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

4.1 Amendment No. 1 to the Rights Agreement, dated as of April 12, 2005, by and between BKF Capital Group, Inc. and Mellon Investor Services LLC (as the Rights Agent)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 12, 2005

                                             BKF CAPITAL GROUP, INC.


                                             By: /s/ Norris Nissim
                                                 ------------------------------
                                                 Name:  Norris Nissim
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
-------           -----------

4.1 Amendment No. 1 to the Rights Agreement, dated as of April 12, 2005, by and between BKF Capital Group, Inc. and Mellon Investor Services LLC (as the Rights Agent)